UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2006

Euronet Worldwide, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31648 (Commission File Number)	74-2806888 (I.R.S. Employer Identification No.)

4601 College Boulevard, Suite 300

Leawood, Kansas 66211

(Address of principal executive office)(Zip Code)

(913) 327-4200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)         On December 1, 2006, Daniel R. Henry, president and chief operating officer of Euronet Worldwide, Inc. (the “Company”), notified the Company of his decision to resign as president and chief operating officer of the Company, effective December 31, 2006. Mr. Henry informed the Company that he intends to continue as a member of the Board of Directors of the Company for at least the remainder of his three-year term ending at the annual meeting of stockholders in 2009. The Company does not plan to fill the positions of president or chief operating officer immediately and will divide Mr. Henry’s day-to-day responsibilities among the chief executive officer and other executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EURONET WORLDWIDE, INC.

By:	/s/ Jeffrey B. Newman
Jeffrey B. Newman, General Counsel

Date: December 7, 2006